Supplement dated September 19, 2012 to the Flexible Premium Variable Annuity

Prospectuses Listed Below Dated May 1, 2012

Issued by National Integrity Life Insurance Company Through its Separate Account I

AnnuiChoice® II (includes AnnuiChoice)

AdvantEdge (includes GrandMaster flex3 and GrandMaster)

Pinnacle (before April 30, 1998); Pinnacle III (May 1, 1998 to December 31, 2001); Pinnacle IV (January 1, 2002 to April 30, 2007) and Pinnacle V (May 1, 2007 to December 31, 2011)

Pinnacle V (post 1-1-12)

This is a supplement to the prospectuses identified above.  This supplement describes changes to the Guggenheim VT Managed Futures Strategy Fund available through a Variable Account Option of your variable annuity.  Please retain this supplement for future reference. The changes described below will be effective October 29, 2012, or a subsequent date determined by the fund (Effective Date).

Fund Name — The name of the fund will change to Guggenheim VT Global Managed Futures Strategy Fund.  All references in the prospectuses to the Guggenheim VT Managed Futures Strategy Fund will change to Guggenheim VT Global Managed Futures Strategy Fund on the Effective Date.

Fund Description — The investment objective and principal investment strategies of the fund will change on the Effective Date.  As a result of these changes, the paragraph in the prospectuses describing the Guggenheim VT Managed Futures Strategy Fund, found in Part 3 - Your Investment Options, in the section titled “The Variable Account Options,” subsection titled Rydex Variable Trust (Guggenheim Variable Insurance Funds), is replaced with the following:

Guggenheim VT Global Managed Futures Strategy Fund

The Guggenheim VT Global Managed Futures Strategy Fund seeks to generate positive total returns over time. The fund’s investment strategy focuses on the use of a systematic, price-based statistical process to identify and profit from price trends in the commodity, currency, equity, and fixed income markets. The advisor uses proprietary methods of comparing current prices to historical prices over varying periods of time to identify trends of varying lengths in the commodity, currency, equity, and fixed income markets. The fund will implement the strategy’s targeted exposures principally through the use of futures, forwards, and swap agreements. The fund may invest in a variety of futures, forwards and swap agreements, including those based on interest rates, commodities, currencies, fixed income securities, equities and equity indices. Options and options on futures may be employed principally for hedging purposes, especially as tools of the risk management strategies. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in “managed futures.” For these purposes, managed futures are investments in equity-linked, commodity-linked, currency-linked and financial-linked instruments, as well as U.S. government securities and money market instruments, that taken together have economic characteristics similar or equivalent to those of the listed commodity, currency and financial futures contracts described above.  The fund may invest up to 25% of its total assets in a wholly owned and controlled Cayman Islands subsidiary. Unlike the fund, however, the subsidiary may invest to a greater extent in commodity-linked derivative instruments.